Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended July 31, 2009 of the MacroShares Major Metro Housing Down Trust (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, John A. Flanagan, principal financial officer of MacroShares Housing Depositor, LLC, which acts as the depositor for the Registrant (the "Depositor"), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Quarterly Report fairly represents, in all material respects, the financial condition and result of operations of the Registrant.

Date: September 14, 2009

By:	/s/ John A. Flanagan
John A. Flanagan Chief Financial Officer of Depositor, on behalf of Registrant